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                                               Filed Pursuant to Rule 497(e)
                                               Registration File No.: 333-17217





SUPPLEMENT DATED JUNE 16, 2003 TO THE PROSPECTUS DATED MAY 1, 2003 FOR:

     o    EQ ADVISORS TRUST

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This Supplement updates certain information in the Prospectus dated May 1, 2003 of EQ Advisors Trust ("Trust") regarding certain Portfolios of the Trust and supercedes the Supplement dated May 12, 2003 to the Prospectus. You may obtain a copy of the Prospectus, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104.


                   INFORMATION REGARDING EQ/BALANCED PORTFOLIO

A shareholder meeting has been scheduled for August 7, 2003 at which shareholders of the EQ/Balanced Portfolio ("Balanced Portfolio") will vote on an Agreement and Plan of Reorganization and Termination ("Balanced Merger"), which contemplates the transfer of all of the assets of the Balanced Portfolio to the AXA Moderate Allocation Portfolio ("Moderate Portfolio") in exchange for the assumption by the Moderate Portfolio of all of the liabilities of the Balanced Portfolio and Class A or Class B shares of the Moderate Portfolio.

Moderate Portfolio is a newly organized "fund of funds" portfolio that seeks to achieve long-term capital appreciation and current income. Moderate Portfolio will invest approximately 55% of its assets in other mutual funds managed by Equitable ("Underlying Portfolios") that emphasize investments in equity securities and 45% of its assets in Underlying Portfolios that emphasize investments in debt securities. Equitable, in its capacity as the Investment Manager of the Trust, will manage the assets of the Moderate Portfolio.

Subject to shareholder approval, the effective date of the Balanced Merger will be on or about August 15, 2003. Until that date, however, you will be able to invest in the Balanced Portfolio. Accordingly, if you intend to so invest, you should read this Supplement to the Prospectus, together with the Trust's Prospectus dated May 1, 2003 and the Proxy Statement/Prospectus dated June 16, 2003 relating to the proposed Balanced Merger.


               INFORMATION REGARDING EQ/AGGRESSIVE STOCK PORTFOLIO

A shareholder meeting has been scheduled for August 7, 2003 at which shareholders of the EQ/Aggressive Stock Portfolio ("Aggressive Stock Portfolio") will vote on an Agreement and Plan of Reorganization and Termination ("Aggressive Stock Merger"), which contemplates the transfer of all of the assets of the Aggressive Stock Portfolio to the AXA Premier VIP Aggressive Equity Portfolio ("VIP Aggressive Equity Portfolio") in exchange for the assumption by the VIP Aggressive Equity Portfolio of all of the liabilities of the Aggressive Stock Portfolio and Class A or Class B shares of the VIP Aggressive Equity Portfolio.

VIP Aggressive Equity Portfolio seeks to achieve long-term growth of capital. Alliance Capital Management L.P., Marsico Capital Management LLC, MFS Investment Management and Provident Investment Counsel, Inc. will continue to serve as the Advisers and manage such allocated portions of the Portfolio. Equitable, in its capacity as the Investment Manager of the Trust, will manage the assets of the VIP Aggressive Equity Portfolio. The Aggressive Stock Portfolio and the VIP Aggressive Equity Portfolio have identical investment objectives, policies and risks, except that the Aggressive Stock Portfolio has a policy that it will invest at least 80% of its assets in stocks, while the VIP Aggressive Equity Portfolio has a policy that it will invest at least 80% of its assets in equity securities.

Subject to shareholder approval, the effective date of the Aggressive Stock Merger will be on or about August 15, 2003. Until that date, however, you will be able to invest in the Aggressive Stock Portfolio. Accordingly, if you intend to so invest, you should read this Supplement to the Prospectus, together with the Trust's Prospectus dated May 1, 2003 and the Proxy Statement/Prospectus dated June 16, 2003 relating to the proposed Aggressive Stock Merger.

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                  INFORMATION REGARDING EQ/HIGH YIELD PORTFOLIO

A shareholder meeting has been scheduled for August 7, 2003 at which shareholders of the EQ/High Yield Portfolio ("High Yield Portfolio") will vote on an Agreement and Plan of Reorganization and Termination ("High Yield Merger"), which contemplates the transfer of all of the assets of the High Yield Portfolio to the AXA Premier VIP High Yield Portfolio ("VIP High Yield Portfolio") in exchange for the assumption by the VIP High Yield Portfolio of all of the liabilities of the High Yield Portfolio and Class A or Class B shares of the VIP High Yield Portfolio.

VIP High Yield Portfolio seeks to achieve a high total return through a combination of current income and capital appreciation. Alliance Capital Management L.P. and Pacific Investment Management Company LLC will continue to serve as the Advisers and manage such allocated portions of the Portfolio. Equitable, in its capacity as the Investment Manager of the Trust, will manage the assets of the VIP High Yield Portfolio. The High Yield Portfolio and the VIP High Yield Portfolio have identical investment objectives, policies and risks.

Subject to shareholder approval, the effective date of the High Yield Merger will be on or about August 15, 2003. Until that date, however, you will be able to invest in the High Yield Portfolio. Accordingly, if you intend to so invest, you should read this Supplement to the Prospectus, together with the Trust's Prospectus dated May 1, 2003 and the Proxy Statement/Prospectus dated June 16, 2003 relating to the proposed High Yield Merger.


         INFORMATION REGARDING EQ/BERNSTEIN DIVERSIFIED VALUE PORTFOLIO

The information below updates information regarding the EQ/Bernstein Diversified Value Portfolio and should replace, in its entirety, the third paragraph of the section entitled "Who Manages the Portfolio":

MARILYN G. FEDAK has been principally responsible for the day-to-day management of the Portfolio since March 1, 2001. Ms. Fedak, Chief Investment Officer and Chairman of the U.S. Equity Investment Policy Group, has been with Bernstein since 1984.


            INFORMATION REGARDING EQ/J.P. MORGAN CORE BOND PORTFOLIO

The information below updates information regarding the EQ/J.P. Morgan Core Bond Portfolio and should replace, in its entirety, the second paragraph of the section entitled "Who Manages the Portfolio":

The day-to-day investment management decisions for the Portfolio are made by a team of fixed income investment professionals at J.P. Morgan.